                                                                 EXHIBIT 10.1

                             DATED 10TH MARCH, 2003

                     INDUSTRIES INTERNATIONAL, INCORPORATED

                                       and

                                    KIT TSUI
           THE SOLE SHAREHOLDER OF LI SUN POWER INTERNATIONAL LIMITED

                                       and

                       LI SUN POWER INTERNATIONAL LIMITED

                                       and


                      WUHAN HANHAI HIGH TECHNOLOGY LIMITED

                                       and


                        WUHAN CITY PUHONG TRADING LIMITED

                                       and


                 SHENZHEN CITY XING ZHICHENG INDUSTRIAL LIMITED

                                       and


                     SHENZHEN KEXUNTONG INDUSTRIAL CO. LTD.

                    -----------------------------------------
                                AGREEMENT FOR THE
                         SALE AND PURCHASE OF SHARES IN
                       LI SUN POWER INTERNATIONAL LIMITED
                   -------------------------------------------

                                 YUEN & PARTNERS
                                   SOLICITORS
                                   10th Floor
                               Chiyu Bank Building
                            78 Des Voeux Road Central
                                    Hong Kong
                              TEL: (852) 2815 2688
                              FAX: (852) 2541 2088

THIS AGREEMENT is made the 10th day of March, Two Thousand and Three.

BETWEEN:-

1. INDUSTRIES INTERNATIONAL, INCORPORATED, a company incorporated in the State of Nevada, USA and listed in the Over-the-Counter Bulletin Board under the trading symbol of "INDI" (the "PURCHASER").

2. KIT TSUI , THE SOLE SHAREHOLDER OF LI SUN POWER INTERNATIONAL LIMITED (Holder of Hong Kong Identity Card No. P719321(5)) of 4th Floor, Wondial Building, Keji Road Sth 6, Shenzhen High-Tech Industrial Park, Shennan Blvd, Shenzhen, People's Republic of China (the "VENDOR").

3. LI SUN POWER INTERNATIONAL LIMITED, a company incorporated in the British Virgin Islands whose registered office is situated at Akara Bldg., 24 De Castro Street Wickhams Cay I, Road Town, Tortola, British Virgin Islands (the "BVI COMPANY").

4. WUHAN HANHAI HIGH TECHNOLOGY LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at Yuejiaju No. 25, Xudong Road, Wuchang District, Wuhan City, China (the "PRC 1").

5. WUHAN CITY PUHONG TRADING LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at Yudai First Village No. 68, Qiaokou District, Wuhan City, China (the "PRC 2").

6. SHENZHEN CITY XING ZHICHENG INDUSTRIAL LIMITED, a company incorporated in the People's Republic of China, whose registered office is situated at No. 4-702, Hubei Baofeng Garden, 14 Xinzhou Third Road, Futian District, Shenzhen City, China (the "PRC 3").

7. SHENZHEN KEXUNTONG INDUSTRIAL CO. LTD., a company incorporated in the People's Republic of China, whose registered office is situated at 4th Floor, Wondial Building, Keji Road Sth 6, Shenzhen High-Tech Industrial Park, Shennan Blvd, Shenzhen, People's Republic of China (the "PRC 4").

PRC 1, PRC 2, PRC 3 and PRC 4 are collectively referred to as the ("PRC COMPANIES").

WHEREAS:-

(A) WUHAN LIXING POWER SOURCES CO., LTD. is a private enterprise incorporated in the People's Republic of China with registered number 4201001170274, whose registered office is situated at Lot 7, Guandong Science Park, Hongshan District, Wuhan City, People's Republic of China and has at the date hereof an authorized share capital of Renminbi 36,786,750.00 of Renminbi 1.00 per share ("THE COMPANY").

(B) 72.83% of the Company is held by the PRC Companies on trust in favour of the BVI Company pursuant to 4 Declarations of Trust. 7.95% of the Company is held by PRC 1; 2.71% of the Company is held by PRC 2; 1.92% of the Company is held by PRC 3 and 60.25% of the Company is held by PRC 4.


                                    -Page 2-

(C) 16.89% of the Company is held by 3 state-owned enterprises and the remaining 10.28% is held by 1,000 shareholders all being natural persons.

(D) The BVI Company is the equitable and legal owner of all those properties and the estate, right, title, interest, property, claim and demand whatsoever as described in SCHEDULE 1 (collectively "THE PROPERTY").

(E) As at the date of this Agreement, the bank accounts as more particularly mentioned in SCHEDULE 2 represent all the bank accounts ever held or maintained by the Company, and those of its subsidiary companies, and the companies more particularly mentioned in SCHEDULE 3 represent all the subsidiary companies of the Company.

(F) The parties hereto have agreed for the sale by the Vendor to the Purchaser of 100% of the capital stock of the BVI Company ("THE SALE SHARES") for the consideration and on the terms and conditions hereinafter appearing and the consideration shall be transferred from the Purchaser to the Vendor as set out in Clause 3 herein.

NOW IT IS HEREBY AGREED AND DECLARED AS FOLLOWS :-

1.      AGREEMENT TO SELL AND PURCHASE OF THE SALE SHARE

1.1 In this Agreement, words and expressions on the left column hereunder shall bear the respective meanings on the corresponding parts on the right hand column hereunder, unless the context otherwise requires:-

        "ACCOUNTS"                         means the Existing Management
                                           Accounts and the Management Accounts.

       "ACCOUNTS DATE"                     means the 31st December 2002.


       "BVI Company"                       means Li Sun Power International
                                           Limited.

        "EXISTING MANAGEMENT               means the set of management accounts
                                           as prepared by the ACCOUNT" Company
                                           to the BVI Company.

        "COMPANY"                          means Wuhan Lixing Power Sources Co.,
                                           Ltd.


        "COMPLETION"                       means  completion  of the exchange of
                                           the  Sale  Share   pursuant  to  this
                                           Agreement and the  performance by the
                                           parties   hereto   of   the   several
                                           obligations    contained    in   this
                                           Agreement.

        "COMPLETION                        DATE"  means such date as the parties
                                           hereto  may  agree,  but in any event
                                           shall be on or before 10th May 2003.

        "INDI"                             means the Purchaser, Industries
                                           International, Incorporated.


                                    -Page 3-

        "LAW"                              means the laws of Hong Kong Special
                                           Administrative Region.


        "SECRETARY"                        means the Company Secretary of the
                                           Company.


        "SALE SHARES"                      is defined in Recital F.


1.2 The Vendor shall sell and the Purchaser shall purchase the Sale Shares free from all charges, mortgages, equities, liens, hypothecation, encumbrances, and any other adverse claims and interests with all the right to all dividends hereafter paid declared or made in respect thereof.

2.      CONDITIONS PRECEDENT

        This Agreement is conditional upon:-

          (i) the acquisition of the Company is subject to the approval of the SEC, the NASD, the Over The Counter Bulletin Board or the shareholders of INDI, if required. The said approval cannot be obtained, if required, this Agreement will be cancelled and no damages to be paid to the Vendor;

          (ii) the Board of Directors of the Purchaser must be satisfied with the result of its due diligence review of the financial and the operational aspects of the BVI Company after the auditor performs its due diligence search.

3.      CONSIDERATION

          (1) The consideration for the purchase of the Sale Shares ("Consideration") shall be fixed at 6 times of net profit after tax as reported in the audited financial statements of the BVI Company based on United States Generally Accepted Accounting Principles (US GAAP) for the year ended 31st December 2002.

          (2)  The consideration shall be paid to the Vendor as follows:-

               (i) 50% of the Consideration shall be paid in cash within 30 days from the Completion Date. If the Purchaser fails to pay the cash payment when due as aforesaid, the Purchaser has an option to settle, the payment in the form of Convertible Notes issued by the Purchaser, which are convertible into equivalent value of INDI's common stock, calculated based on the average closing bid price between 12th February 2003 and the date of this Agreement; and

               (ii) 50% of the Consideration shall be paid on the Completion Date by issuance of shares of INDI's common stock, with the number of shares to be issued calculated based on the average closing bid price between 12th February 2003 and the date of this Agreement.

          (3)  All  the  INDI   common   stock  to  be  issued  as   payment  of
               Consideration  shall be  restricted  shares  issued in accordance


                                    -Page 4-
               with applicable securities laws and regulations of the United States.

4.      BUSINESS ACTIVITY, ACCOUNTS AND SPECIAL AUDIT

4.1 The Purchaser shall, at its option, at any time prior to Completion, be entitled to appoint its own accountants or auditors to perform due diligence search and to inspect and/or study and/or audit the affairs, books, accounts, records, financial statements and any other documents of the BVI Company.

4.2 The Vendor and the BVI Company shall, and it is of essence of this A greement that they shall :-

        (a)    give  full   co-operation   and  assistance  to  the  Purchaser's
               accountants or auditors,

        (b) give to the Purchaser's accountants or auditors full access to the books, accounts, records, bank statements, documents, papers and records of the BVI Company to enable them to complete and prepare, in good time before Completion, an audited report.

5. TIME TO BE OF ESSENCE

       Time in every respect shall be of essence of this Agreement.

6.     COMPLETION

6.1 Subject as hereinafter provided Completion shall take place at the Hong Kong Special Administrative Region on the Completion Date between the hours of 9:00 a.m. to 5.00 p.m. or at such other place and between such other hours as may be agreed between the parties hereto.

6.2 On Completion the Vendor and the BVI Company shall deliver and produce to the Purchaser :-

        (a) duly executed transfers and contract notes of the Sale Share in favour of the Purchaser and/or such person(s) as the Purchaser may direct or nominate, accompanied by the relative share certificates in respect of the Sale Share;

        (b) such waivers and/or consents and/or resolutions (whether members' or directors') as the Purchaser may require duly signed by members and/or directors;

        (c) such shares or any documents of the BVI Company as the Purchaser may require to enable the Purchaser and/or its representative or nominee to be registered as holders of the Sale Share;

        (d) written resolutions of the members and/or of the directors of the BVI Company and of Vendor (as the Purchaser may require) approving and/or ratifying the entering into of this Agreement



                                    -Page 5-
               and the due performance thereof;

        (e) such written evidence as may be reasonably satisfactory to the Purchaser to prove that the directors of the BVI Company have, before the signing of this Agreement duly made, and will, before and on Completion, duly make full disclosure of their respective interests in, of or in relation to this Agreement or the transaction herein contemplated pursuant to the Law, the Articles of Association of the BVI Company, and otherwise;

        (f) the originals as well as duly certified copies of the board resolutions of the then existing directors :-

               (i) revoking all existing authorities to bankers in respect of the operation of its bank accounts and giving authority in favour of such persons as the Purchaser may nominate to operate such accounts;

               (ii)   appointing   such  persons   (within  the  maximum  number
                      permitted by the Articles of Association) as the Purchaser may nominate as directors; and

               (iii) approving the registration of the share transfers of the Sale Shares subject to the same being duly stamped;

        (g) the Existing Management Accounts which must show full compliance with the terms and conditions of this Agreement;

        (h) the statutory books of the BVI Company which must be duly completed and written up to date;

        (i)    all books, accounts, papers and records of the BVI Company;

        (j) the written resignations of all the then existing directors of BVI Company from their directorships with acknowledgements signed by each of them in a form annexed hereto as APPENDIX 1 to the effect that they have no claim against the BVI Company for compensation for loss of office, fees or disbursements or otherwise whatsoever;

        (k) the written resignations of the then existing secretary of the BVI Company to take effect on the date of Completion with acknowledgements signed by him in a form annexed hereto as APPENDIX 1 to the effect that he has no claim against the BVI Company for compensation for loss of office, fees or disbursements or otherwise whatsoever;

7.      EMPLOYMENT MATTERS

7.1 The BVI Company is not bound nor accustomed to pay any moneys other than in respect of remuneration, or emoluments of employment, or pension benefits, to, or for the benefit of; any director officer or employee.

7.2 The BVI Company has no employee whose contract of employment cannot be terminated by three months' notice.


                                    -Page 6-

7.3 The BVI Company is not, and shall not be, under any obligation to the Secretary or any director of the BVI Company for fees or any emoluments or income or compensation or any other moneys whatsoever.

7.4     The BVI Company is not, except as disclosed herein, a party to :-

        (i) any agreement, arrangement or scheme (whether or not legally enforceable) for any payment in connection with retirement, death or disability to any person who is or has been a director, officer, or employee of the BVI Company or a relative or dependent of such a person;

        (ii) any agreement, arrangement or scheme (whether or not legally enforceable) for profit sharing or for the payment to employees or bonuses or incentive payments or the like;

        (iii) any collective bargaining or procedural or other agreement with any trades union or similar association; or

        (iv) any obligations or ex-gratia arrangements to pay pensions, gratuities, retirement, annuities and benefits periodical sums or any compensation to any person.

8.      WARRANTIES UNDERTAKINGS COVENANTS AND INDEMNITIES

8.1 The Vendor and the BVI Company hereby represent, undertake, warrant and covenant to the Purchaser in the terms set out in SCHEDULE 4.

8.2 The amount of any claim for breach of the representations, warranties and undertakings contained in this Agreement must be proved by the Purchaser.

9.      DEFAULT BY VENDOR

        If the Vendor shall, otherwise than by reason of the default of the Purchaser, fail to complete the sale of the Sale Share, to the Purchaser hereunder on the Completion Date, the Vendor shall forthwith (in addition and without prejudice to any other rights or remedies available to the Purchaser) return to the Purchaser, the deposit and all or any part of the Consideration paid by the Purchaser pursuant to Clause 3. The provisions hereof shall not preclude the Purchaser from obtaining an order for specific performance and/or damages in lieu of or in addition to the remedies provided herein.

10.     DEFAULT BY PURCHASER

        If the Purchaser shall, otherwise than by reason of the default of Vendor, fails to complete the purchase of the Sale Share from Vendor hereunder on Completion, the Vendor shall be entitled to obtain an order for specific performance and/or damages in lieu of or in addition to the remedies provided herein.

11.     TERMINATION BY THE PURCHASER

        In addition to any other  rights and remedies  (under this  Agreement or

                                    -Page 7-
        otherwise) which the Purchaser may have to terminate or rescind this Agreement, the Purchaser may, at its option, terminate this Agreement by notice in writing to the Vendor if :-

        (a) the Vendor shall fail to complete the sale or the transfer of the Sale Share in accordance with the terms of this Agreement, or

        (b) the Vendor and/or the BVI Company (or any of them) shall be in breach of Clauses 4, 6, 7 or 8 or any part thereof, or

        (c) the Vendor and/or the BVI Company (or any of them) being in material breach of any of the material obligations on their part or on the part of any of them under this Agreement, or

        (d) any of the Vendor and/or the BVI Company shall become bankrupt or go into liquidation (as the case may be) or shall commit any act of bankruptcy or any proceeding or resolution shall be passed for the winding up of the BVI Company, or any of the Vendor and/or the BVI Company shall otherwise become insolvent or unable to pay his debts, or a trustee in bankruptcy or receiver or liquidator or similar officer shall be appointed in respect of any of the Vendor and/or the BVI Company and/or any of their assets, or any of the Vendor and/or the BVI Company shall suffer his assets or any significant part thereof to be seized or levied on execution or other process or proceedings.

12.     TERMINATION BY THE VENDOR

        In addition to any other rights and remedies (under this Agreement or otherwise) which the Vendor may have to terminate or rescind this Agreement, the Vendor may, at their option, terminate this Agreement by notice in writing to the Purchaser if :-

        (a) the Purchaser shall default in payment of the Consideration in accordance with Clause 3, or

        (b) The Purchaser shall become bankrupt or commit any act of bankruptcy or go into liquidation (as the case may be) or shall otherwise become insolvent or a trustee in bankruptcy or similar officer shall be appointed in respect of the Purchaser or the Purchaser shall suffer his assets or any significant part thereof to be seized or levied on execution or other process or proceedings, or

        (c) the Purchaser shall be in material breach of any material obligation under this Agreement and/or any other written agreement (if any) between the parties hereto then existing or subsisting.



13. OTHER PROVISIONS ON REMEDIES

        Nothing in this Agreement  precludes  either the Vendor or the Purchaser
        from  bringing  an  action  and/or   obtaining  a  decree  for  specific
        performance either in lieu of damages or in addition thereto.


                                    -Page 8-

14.     LIABILITIES OF THE PARTIES

        The obligations of the Vendor and the BVI Company under this Agreement shall be joint and several, and accordingly, liability on and for every obligation agreement, acknowledgement, representation, undertaking, warranty and/or covenant on the part of the Vendor and the BVI Company shall be joint and several.

15.     OBLIGATION TO PROCURE

        Where any party hereto is required under this Agreement to procure a particular matter or thing in relation to the BVI Company, such obligation shall be deemed to include (but not limited to) an obligation to exercise his powers both as an owner (legal or beneficial) of the registered capital of the BVI Company or any part thereof and (as the case may be) as the director of the BVI Company.

16.     PROPER LAW

        This Agreement for all purposes shall be governed by and construed in accordance with the laws of Hong Kong.

17.     SEVERABILITY

        Any part of this Agreement which may be held illegal, invalid or unenforceable shall be deemed to be severed from this Agreement and does not affect the legality, validity or enforceability of the rest of this Agreement.

18.     FURTHER ASSURANCE

        Each party hereto shall execute and perform, or procure the execution and performance of, such further documents and acts as may from time to time be required to make this Agreement fully and legally effective, binding and enforceable, or to perfect the intention of the parties hereto.

19.     NO WAIVER

        No failure by any party hereto to insist upon the strict performance of any term or condition of this Agreement or to exercise any right or remedy consequent upon the breach thereof shall constitute a waiver of such breach or any subsequent breach of such term and condition of this Agreement. A breach, default, alteration or modification under or of this Agreement shall only be waived or effected in writing by the party against whom such alleged waiver, alteration or modification is sought to be enforced.


20.     CUMULATIVE RIGHTS

        All rights and remedies of the parties hereto under this Agreement are in addition to and without prejudice to each other and to all other rights and remedies available to them under any statute, at law or in equity.


                                    -Page 9-

21.     CONFIDENTIALITY

        Each of parties hereto undertake to each other that they will not at any time hereafter use or divulge or communicate to any person other than to their respective officers or employees or solicitors/accountants whose province it is to know the same or on the instructions of the board of directors of the Vendor or of the BVI Company, as appropriate, any confidential information concerning the business, accounts, finance or contractual arrangement or other dealings, transactions or affairs of the BVI Company which may come to their knowledge and they shall use their best endeavors to prevent the publication or disclosure of any confidential information concerning such matters.

22.     SURVIVAL OF THE PROVISIONS OF THIS AGREEMENT

        All provisions of this Agreement shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding Completion except in respect of those matters then already performed or observed.

23.     ASSIGNABILITY

        This Agreement is personal to the parties hereto, and accordingly, unless the parties hereto shall otherwise agree in writing, none of the benefits or rights hereunder may be assigned.

24.     COSTS AND EXPENSES

24.1 Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby except as otherwise provided herein.

24.2 All stamp duty and additional stamp duty chargeable on the instruments of transfer and contract notes mentioned in Clause 6 shall be borne by the Purchaser.

25.     NOTICES

        Any notice required to be given hereunder may, without prejudice to other means of service, be given by telex or facsimile transmission or by sending the same through the post via pre-paid envelope (airmail in the case of an overseas address) addressed to the party concerned at his address above stated or any other address notified (and expressed to be so notified) to the other parties for the purposes of this Clause and any notice so given shall be deemed to have been served on the second
        (2nd) day after the day on which it is posted in the case of local mail or on the day of transmission if given by telex or facsimile transmission and on the fifth (5th) day after the day on which it is posted in the case of airmail. In proving service by mail it will be sufficient to prove that the envelope containing the notice was duly stamped, addressed and posted as aforesaid.

26.     INTERPRETATION AND CONSTRUCTION

26.1 The Schedules and Annexures (if any) hereto form part of this Agreement and shall have the same force and effect as if expressly set out in the

                                   -Page 10-
        body of this Agreement and any reference to this Agreement shall include the Schedules and Annexures hereto and any variation or supplement hereof.

26.2    Unless the context otherwise requires, in this Agreement :-

        (a) reference to any legislation or subordinate legislation shall include any legislation or subordinate legislation which amends or replaces it;

        (b) a body corporate shall be deemed to be associated with another body corporate if it is a holding company or a subsidiary of that other body corporate or a subsidiary of a holding company of that other body corporate; and

        (c) words importing the singular number shall include the plural number and vice versa and words importing one gender shall include every other gender.

26.3 References to Recitals, Clauses, Schedules and Appendixes are to Recitals, Clauses, Schedules and Appendixes of this Agreement.

26.4 Headings and the index or table of contents are for convenience only and shall not affect the interpretation or construction of this Agreement in any way.

26.5    In construing this Agreement:-

        (a) the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

        (b) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

26.6 If any of the date or dates stipulated for payment herein or if the Completion Date shall otherwise fall on a day which is not a business day (defined as a day on which licensed banks are opened for business in Hong Kong) or shall fall on a day on which typhoon signal No.8 or above or Black rainstorm signal is hoisted in Hong Kong at any time during business hours such date or dates for payment or the Completion Date (as the case may be) shall automatically be postponed to the next business day.

26.7    The  expressions  "the Company," the "BVI Company," the "PRC  Companies"
        (or each of them separately), "the Vendor" and/or "the Purchaser" wherever used shall (if the context so permits or requires) in the case of individuals include the persons specifically named and their executors and administrators and in the case of a company or corporation include the company or corporation specifically named and its successors and in the case of persons holding as tenants in common include the persons specifically named and any of them and their respective executors and administrators and in the case of the persons holding as joint tenants include the persons specifically named and the survivors or survivor of them and the executors and administrators of such survivor.


                                   -Page 11-

Schedule 1 - Property - Omitted
Schedule 2 - Bank Accounts of the Company - Omitted
Schedule 3 - Subsidiary Companies of the Company - Omitted
Schedule 4 - Representation, undertakings, Warranties and Covenants by the Vendor and the BVI Company - Omitted
Appendix 1 - Forms of Resignations - Omitted
Copies of Schedules 1-4 and Appendix 1 are available upon request.







                                   -Page 12-

As witness the hands of the parties hereto the day and year first above written.

SIGNED BY INDUSTRIES INTERNATIONAL,         )
INCORPORATED by its director                )
                                            )
(Holder of                                  )
No.            ) in the presence of :-      )





SIGNED BY KIT TSUI, THE SOLE                )
              ----                          )
SHAREHOLDER OF LI SUN POWER                 )
INTERNATIONAL LIMITED                       )
(Holder of Hong Kong Identity Card          )
No. P719321(5)) in the presence of :-       )





SIGNED BY LI SUN POWER INTERNATIONAL        )
LIMITED by its director                     )
                                            )
(Holder of                                  )
No.            ) in the presence of :-      )




SIGNED BY                                   )
Wuhan Hanhai High Technology Limited        )
by its director                             )
(Holder of                                  )
No.            ) in the presence of :-      )





SIGNED BY                                   )
Wuhan City Puhong Trading Limited           )
by its director                             )
(Holder of                                  )
No.            ) in the presence of :-      )




                                   -Page 13-

SIGNED BY                                                     )
Shenzhen City Xing Zhicheng Industrial Limited                )
by its director                                               )
(Holder of                                                    )
No.                     ) in the presence of :-               )






SIGNED BY                                                     )
Shenzhen Kexuntong Industrial Co. Ltd.                        )
by its director                                               )
(Holder of                                                    )
No.                     ) in the presence of :-               )






SIGNED BY COMPANY by its director                             )
                                                              )
(Holder of                                                    )
No.                     ) in the presence of :-               )




                                   -Page 14-